UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2012

SPANISH BROADCASTING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 441-6901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 30, 2012, Spanish Broadcasting System, Inc. (the “Company”) furnished certain information to prospective providers of financing with respect to the Company’s business, the attendant risks and its summary financial information (including reconciliations of EBITDA, Adjusted EBITDA and station operating income to Net Income) included in Exhibits 99.1, 99.2 and 99.3, respectively, to this Form 8-K.

In addition to providing the Company’s financial results in accordance with generally accepted accounting principles (“GAAP”), the Company provided operating income before depreciation and amortization, (gain) loss on the disposal of assets, net and impairment charges and restructuring costs (“EBITDA”), Adjusted EBITDA and station operating income. These are not measures of performance or liquidity determined in accordance with GAAP in the United States. However, the Company believes that these measures are useful in evaluating the Company’s performance because they reflect a measure of performance for the Company’s stations before considering costs and expenses related to the Company’s capital structure and dispositions. These measures are widely used in the broadcast industry to evaluate a company’s operating performance and are used by the Company for internal budgeting purposes and to evaluate the performance of the Company’s stations, segments, management and consolidated operations. However, these measures should not be considered in isolation or as substitutes for operating income, net income, cash flows from operating activities or any other measure used in determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, because EBITDA, Adjusted EBITDA and station operating income are not calculated in accordance with GAAP, they are not necessarily comparable to similarly titled measures used by other companies.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 — Business Description

99.2 — Risk Factors

99.3 — Summary Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)

January 30, 2012	By:	/s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Chief Administrative Officer, Senior Executive Vice President and Secretary

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